                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------
We are pleased to submit the financial statements of the Corporation for the six months ended June 30, 2001. Also provided are a report of independent ac-countants, a schedule of investments, and other financial information.

Net assets of the Corporation at June 30, 2001 were $29.69 per share, compared with $32.69 per share at December 31, 2000 on the 20,640,909 shares and 21,053,644 shares outstanding on each respective date. On March 1, 2001, a distribution of $0.13 per share was paid consisting of $0.03 from 2000 long-term capital gain, $0.05 from 2000 short-term capital gain, $0.04 from 2000 investment income and $0.01 from 2001 investment income, all taxable in 2001. A 2001 investment income dividend of $0.13 per share was paid on June 1, 2001 and another $0.13 investment income dividend has been declared to shareholders of record August 17, 2001, payable September 1, 2001.

Net investment income for the six months ended June 30, 2001 amounted to $4,874,989, compared with $3,774,929 for the same period in 2000. These earn-ings are equal to $0.23 and $0.18 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 2001 amounted to $16,655,182, the equivalent of $0.81 per share.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 14 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of rea-sonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,

/s/ Douglas G. Ober

Douglas G. Ober,
Chairman and
Chief Executive Officer



/s/ Richard F. Koloski
Richard F. Koloski,
President

July 20, 2001

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 June 30, 2001

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $297,670,929)                              $581,288,054
 Short-term investments (cost $24,267,847)           24,385,047 $605,673,101
---------------------------------------------------------------
Cash                                                                  49,176
Securities lending collateral                                     37,142,689
Receivables:
 Investment securities sold                                        6,710,671
 Dividends and interest                                              497,286
Prepaid expenses and other assets                                  1,977,659
----------------------------------------------------------------------------
   Total Assets                                                  652,050,582
----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                        3,090
Open written option contracts at value (proceeds
 $191,723)                                                           100,800
Obligations to return securities lending collat-
 eral                                                             37,142,689
Accrued expenses                                                   1,971,953
----------------------------------------------------------------------------
   Total Liabilities                                              39,218,532
----------------------------------------------------------------------------
   Net Assets                                                   $612,832,050
----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, autho-
  rized
  50,000,000 shares; issued and outstanding
  20,640,909 shares                                             $ 20,640,909
Additional capital surplus                                       290,630,396
Undistributed net investment income                                1,148,723
Undistributed net realized gain on investments                    16,586,774
Unrealized appreciation on investments                           283,825,248
----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $612,832,050
----------------------------------------------------------------------------
   Net Asset Value per Share of Common Stock                          $29.69
----------------------------------------------------------------------------

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                         Six Months Ended June 30, 2001

Investment Income
 Income:
  Dividends                                                     $  5,487,065
  Interest and other income                                          642,484
-----------------------------------------------------------------------------
   Total income                                                    6,129,549
-----------------------------------------------------------------------------
 Expenses:
  Investment research                                                452,884
  Administration and operations                                      285,536
  Directors' fees                                                     99,000
  Reports and stockholder communications                             132,634
  Transfer agent, registrar and custodian expenses                    91,925
  Auditing and accounting services                                    37,475
  Legal services                                                       8,043
  Occupancy and other office expenses                                 44,903
  Travel, telephone and postage                                       38,648
  Other                                                               63,512
-----------------------------------------------------------------------------
   Total expenses                                                  1,254,560
-----------------------------------------------------------------------------
   Net Investment Income                                           4,874,989
-----------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Invest-
 ments
  Net realized gain on security transactions                      16,655,182
  Change in unrealized appreciation on investments               (81,318,884)
-----------------------------------------------------------------------------
   Net Loss on Investments                                       (64,663,702)
-----------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                  $(59,788,713)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Six Months
                                                        ended       Year ended
                                                         June      December 31,
                                                       30, 2001        2000
                                                     ------------  ------------
From Operations:
 Net investment income                               $  4,874,989  $  7,671,089
 Net realized gain on investments                      16,655,182    27,333,550
 Change in unrealized appreciation on investments     (81,318,884)  134,678,179
--------------------------------------------------------------------------------
   Change in net assets resulting from operations     (59,788,713)  169,682,818
--------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                 (3,730,101)   (8,104,080)
 Net realized gain from investment transactions        (1,670,050)  (27,598,975)
--------------------------------------------------------------------------------
   Decrease in net assets from distributions           (5,400,151)  (35,703,055)
--------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of distributions     --0--        18,901,062
 Cash in lieu of fractional shares issued in pay-
  ment of 3-for-2 stock split                           --0--           (68,568)
 Cost of shares purchased (Note 4)                    (10,151,953)  (29,714,391)
--------------------------------------------------------------------------------
   Change in net assets from capital share transac-
    tions                                             (10,151,953)  (10,881,897)
--------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets            (75,340,817)  123,097,866
Net Assets:
 Beginning of period                                  688,172,867   565,075,001
--------------------------------------------------------------------------------
 End of period (including undistributed net invest-
  ment income of
  $1,148,723 and $3,835, respectively)               $612,832,050  $688,172,867
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 2001 was $322,009,751, and net unrealized appreciation aggregated $283,855,073, of which the related gross unrealized appreciation and depreciation were $291,516,781 and $7,661,708, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassi-fications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2001 were $26,229,912 and $38,146,962, respectively. Options may be written or purchased by the Corpora-tion. The Corporation, as writer of an option, bears the market risk of an un-favorable change in the price of the security underlying the written option. The risk associated with purchasing options is limited to the premium origi-nally paid. Option transactions comprised an insignificant portion of opera-tions during the period ended June 30, 2001. All investment decisions are made by a committee, and no one person is primarily responsible for making recom-mendations to that committee.

4. CAPITAL STOCK

The Corporation has 5,000,000 unissued preferred shares without par value.

On October 19, 2000, the Corporation effected a 3-for-2 stock split. All ref-erences to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transac-tions in common stock for 2001 and 2000 were as follows:

                                    Shares                    Amount
                          -------------------------- --------------------------
                                                      Six months
                           Six months    Year ended     ended       Year ended
                              ended     December 31,   June 30,    December 31,
                          June 30, 2001     2000         2001          2000
                          ------------- ------------ ------------  ------------
Shares issued in payment
 of dividends                              760,799                 $ 18,901,062
Shares issued for
 3-for-2 stock split                     6,827,415                      --
Cash in lieu of
 fractional shares
 issued in payment of 3-
 for-2 stock split                                                      (68,568)
--------------------------------------------------------------------------------
   Total increase              --        7,588,214        --         18,832,494
--------------------------------------------------------------------------------
Shares purchased (at an
 average discount from
 net asset value of
 10.1% and 16.5%,
 respectively)              (356,750)     (848,750)  $(10,151,953)  (29,714,391)
--------------------------------------------------------------------------------
   Total decrease           (356,750)     (848,750)   (10,151,953)  (29,714,391)
--------------------------------------------------------------------------------
Net change                  (356,750)    6,739,464   $(10,151,953) $(10,881,897)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Corporation held a total of 549,486 shares and 192,736 shares at June 30, 2001 and December 31, 2000, respectively. The total cost of these shares amounted to $14,481,627 and $4,329,674 on each respective date.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render.

Under the plan, the exercise price of the options and related stock apprecia-tion rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2001, there were 212,694 options outstanding at a weighted average exercise price of $14.7283 per share. During the six months ended June 30, 2001, the Corporation granted options including stock appreciation rights for 20,664 shares of common stock with an exercise price of $27.0938 During the period stock appreciation rights relating to 72,427 stock option shares were exercised at a weighted average market price of $28.6323 per share and the stock options relating to these rights, which had a weighted average exercise price of $11.6282, were can-celled. At June 30, 2001, there were outstanding exercisable options to pur-chase 31,965 common shares at $8.8467-$20.8967 (weighted average price of $13.9127) per share and unexercisable options to purchase 128,966 common shares at $10.7917-$27.0138 per share (weighted average price of $18.5114). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.9300 years and 6.4936 years, respectively. The to-tal compensation expense for stock options and stock appreciation rights rec-ognized for the six months ended June 30, 2001 was $67,837. At June 30, 2001, there were 298,698 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 2001 was $25,798, and consisted of service cost of $52,365, interest cost of $108,635 expected return on plan assets of $179,797 and net amortization credit of $7,001.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 7.5%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2001, the projected benefit obligation for service rendered to date was $2,935,689. During the six months ended June 30, 2001, the projected benefit obligation increased due to service cost and interest cost of $52,365 and $108,635, respectively, and decreased due to benefit payments in the amount of $38,733. The projected benefit obligation at June 30, 2001 was $3,057,956.

On January 1, 2001, the actual fair value of plan assets was $4,533,648. Dur-ing the six months ended June 30, 2001, the fair value of plan assets in-creased due to the expected return on plan assets of $179,797 and decreased due to benefit payments in the amount of $38,733. At June 30, 2001, the pro-jected fair value of plan assets amounted to $4,674,712, which resulted in ex-cess plan assets of $1,616,756. The remaining components of prepaid pension cost at June 30, 2001 included $191,516 in unrecognized net gain, $263,896 in unrecognized prior service cost and $18,550 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at June 30, 2001 was $1,670,586.

-------------------------------------------------------------------------------

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at June 30, 2001 for employees and former employees of the Corporation was $1,639,740. Aggregate remuneration paid or accrued during the six months ended June 30, 2001 to officers and di-rectors amounted to $507,568.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash depos-its, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the in-vestment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securi-ties loaned plus accrued interest. Gain or loss in the fair value of securi-ties loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 2001, the Corporation had outstanding loans of $35,428,976 and held collateral of $37,142,689.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           Six Months Ended
                          -------------------
                                                           Year Ended December 31
                          June 30,  June 30,  -------------------------------------------------
                            2001      2000      2000      1999      1998      1997      1996
                          --------- --------- --------- --------- --------- --------- ---------
Per Share Operating
 Performance*
Net asset value,
 beginning of period       $32.69    $26.32     $26.32    $22.87    $27.64    $24.73    $21.01
-----------------------------------------------------------------------------------------------
Net investment income        0.23      0.18       0.37      0.48      0.55      0.51      0.53
Net realized gains and
 change in unrealized
 appreciation
 (depreciation) and
 other changes              (3.02)     3.82       7.46      4.51     (3.79)     3.95      4.62
-----------------------------------------------------------------------------------------------
Total from investment
 operations                 (2.79)     4.00       7.83      4.99     (3.24)     4.46      5.15
-----------------------------------------------------------------------------------------------
Capital share
 repurchases                 0.05      0.21       0.28      0.01      --        --        --
-----------------------------------------------------------------------------------------------
Less distributions
Dividends from net
 investment income          (0.18)    (0.18)     (0.39)    (0.48)    (0.52)    (0.51)    (0.55)
Distributions from net
 realized gains             (0.08)    (0.08)     (1.35)    (1.07)    (1.01)    (1.04)    (0.88)
-----------------------------------------------------------------------------------------------
Total distributions         (0.26)    (0.26)     (1.74)    (1.55)    (1.53)    (1.55)    (1.43)
-----------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $29.69    $30.27     $32.69    $26.32    $22.87    $27.64    $24.73
-----------------------------------------------------------------------------------------------
Per share market price,
 end of period             $27.25    $24.50     $27.31    $21.50    $20.42    $24.33    $23.17
Total Investment Return
Based on market price        0.6%     15.3%      36.1%     13.3%    (10.0)%    11.7%     31.2%
Based on net asset value    (8.4)%    16.3%      33.1%     23.8%    (11.1)%    18.9%     25.5%
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)        $612,832  $622,566  $688,173  $565,075  $474,821  $556,453  $484,589
Ratio of expenses to
 average net assets          0.38%+    0.60%+     0.59%     0.43%     0.31%     0.47%     0.63%
Ratio of net investment
 income to average net
 assets                      1.48%+    1.28%+     1.24%     1.86%     2.13%     1.91%     2.31%
Portfolio turnover           8.25%+    6.02%+     7.68%    11.89%    12.70%    13.09%    15.50%
Number of shares
 outstanding at end of
 period (in 000's)*         20,641    20,565     21,054   21,471    20,762    20,134    19,599

--------
*Prior year data have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
+Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                 June 30, 2001

                                                 Shares   Value (A)
                                                 -------  ---------

Stocks And Convertible Securities -- 94.9%

 Energy -- 85.0%
 Internationals -- 28.2%
  BP plc ADR                                     482,000 $ 24,027,700
  Chevron Corp. (B)                              150,000   13,575,000
  Exxon Mobil Corp.                              607,231   53,041,628
  Petrobras ADS (B)                              150,000    3,900,000
  Royal Dutch Petroleum Co.                      850,000   49,529,500
  "Shell" Transport and Trading Co., plc ADR     240,000   12,081,600
  Texaco Inc.                                    120,000    7,992,000
  TotalFinaElf ADR (B)                           125,000    8,775,000
                                                         ------------
                                                          172,922,428
                                                         ------------
 Domestics -- 8.4%
  Amerada Hess Corp.                              80,000    6,464,000
  Conoco Inc. Class B                            300,000    8,670,000
  Kerr McGee Corp.                               177,153   11,739,929
  Murphy Oil Corp. (B)                           100,000    7,360,000
  Tesoro Petroleum Corp. (C)                     300,000    3,780,000
  Unocal Capital Trust $3.125
   Conv. Pfd.                                     72,540    3,454,718
  Unocal Corp.                                   150,000    5,122,500
  Valero Energy Corp. (B)                        125,000    4,597,500
                                                         ------------
                                                           51,188,647
                                                         ------------
 Producers -- 9.9%
  Anadarko Petroleum Corp.                       297,746   16,087,232
  Apache Corp.                                   130,000    6,597,500
  Devon Energy Corp                              122,500    6,431,250
  EOG Resources, Inc.                            225,000    7,998,750
  Noble Affiliates Inc.                          125,000    4,418,750
  Occidental Petroleum Corp.                     175,000    4,653,250
  Ocean Energy, Inc.                             550,000    9,597,500
  Stone Energy Corp. (C)                         104,300    4,620,490
                                                         ------------
                                                           60,404,722
                                                         ------------
 Distributors -- 16.9%
  Atmos Energy Corp.                             225,000    5,503,500
  Duke Energy Corp. 8.25% Conv. Pfd. due 2004    160,000    4,104,000
  Duke Energy Corp.                               77,200    3,011,572
  El Paso Corp.                                  356,000   18,704,240
  Energen Corp.                                  250,000    6,900,000
  Equitable Resources Inc.                       361,000   12,024,910
  Keyspan Corp.                                  200,000    7,296,000
  Kinder Morgan, Inc. 8.25% PEPS Units due 2001  130,000    8,476,000
  National Fuel Gas Co.                          100,000    5,199,000
  New Jersey Resources, Inc.                     185,000    8,362,000
  Northwestern Corp.                             200,000    4,480,000
  Questar Corp.                                  268,000    6,635,680
  TECO Energy, Inc.                              200,000    6,100,000
  The Williams Companies, Inc.                   200,000    6,590,000
                                                         ------------
                                                          103,386,902
                                                         ------------

                                                     Shares   Value (A)
                                                     ------   ---------

 Services -- 12.1%
  BJ Services Co. (C)                                400,000 $ 11,352,000
  Core Laboratories (C)                              209,400    3,926,250
  Diamond Offshore Drilling, Inc. (B)                 96,800    3,199,240
  ENSCO International, Inc.                          120,000    2,808,000
  Global Industries Ltd. (C)                         150,000    1,870,500
  Grant Prideco Inc. (C)                             300,000    5,247,000
  Nabors Industries, Inc. (B)(C)                     200,000    7,440,000
  Petroleum Geo-Services ASA ADR (C)                 250,000    2,527,500
  Santa Fe International Corp.                       180,000    5,220,000
  Schlumberger Ltd.                                  229,400   12,077,910
  Transocean Sedco Forex Inc.                        230,000    9,487,500
  Weatherford International,
    Inc. (B)(C)                                      190,000    9,120,000
                                                             ------------
                                                               74,275,900
                                                             ------------
 Electrical Power -- 9.5%
  Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES   80,000   10,660,000
  Calpine Corp. (C)                                   40,000    1,512,000
  Dynegy, Inc. Class A                               165,000    7,672,500
  Enron Corp. $27.30 Conv Pfd. Ser. J (B)             20,000   26,754,000
  Mirant Corp. (C)                                   149,000    5,125,600
  Mirant Trust 6.25% Conv. Pfd. Ser. A                 8,000      576,000
  Orion Power Holdings, Inc. (B)(C)                  250,000    5,952,500
                                                             ------------
                                                               58,252,600
                                                             ------------
 Basic Industries -- 9.9%
 Basic Materials & Other -- 6.8%
  Arch Coal Inc.                                     107,000    2,768,090
  Engelhard Corp.                                    300,000    7,737,000
  General Electric Co.                               570,000   27,787,500
  Newpark Resources, Inc.                            250,000    2,775,000
  Williams Communications Group, Inc.                164,480      485,215
                                                             ------------
                                                               41,552,805
                                                             ------------
 Paper and Forest Products -- 3.1%
  Boise Cascade Corp.                                205,000    7,209,850
  Mead Corp.                                         210,000    5,699,400
  Temple-Inland, Inc.                                120,000    6,394,800
                                                             ------------
                                                               19,304,050
                                                             ------------
Total Stocks And Convertible Securities
 (Cost $297,670,929) (D)                                      581,288,054
                                                             ------------

--------------------------------------------------------------------------------

                                 June 30, 2001

                                                      Prin. Amt.  Value (A)
                                                      ----------  ---------
Short-Term Investments -- 3.9%
 U.S. Government Obligations -- 1.1%
  U.S. Treasury Bills, 3.54%, due 8/23/01             $7,000,000 $ 6,963,511
                                                                 -----------
 Commercial Paper -- 2.8%
  Chevron USA, 3.79%, due 7/17/01                      4,000,000   3,993,262
  Ford Motor Credit Corp., 3.91%, due 7/5/01-7/10/01   4,725,000   4,721,589
  General Electric Capital Corp., 3.67%-3.95%,
   due 7/5/01-7/12/01                                  4,980,000   4,975,495
  Texaco, Inc., 3.72%-3.74%, due 7/5/01-7/17/01        3,590,000   3,587,190
                                                                 -----------
                                                                  17,277,536
                                                                 -----------

                                                      No. of
                                                     Contracts  Value (A)
                                                     ---------  ---------
 Purchased Options -- 0.0%
  Calpine Corp. Put, July 2001, Strike Price $45.00   20,000   $    144,000
                                                               ------------
Total Short-Term Investments
 (Cost $24,267,847)                                              24,385,047
                                                               ------------
Total Investments
 (Cost $321,938,776)                                            605,673,101
 Cash, receivables and other
 assets, less liabilities                                         7,158,949
                                                               ------------
Net Assets--100.0%                                             $612,832,050
                                                               ============

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) All or a portion of these securities is on loan. See Note 7 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at June 30, 2001 cover-ing open call option contracts written was $2,916,900. In addition, the ag-gregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $2,200,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Board of Directors and Stockholders of Petroleum & Resources
Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 11, 2001

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                  During the Three Months Ended June 30, 2001

                                                      Shares
                                        --------------------------------------
                                                                     Held
                                        Additions     Reductions June 30, 2001
                                        ---------     ---------- -------------
Arch Coal Inc. ........................   52,000                    107,000
BJ Services Co. .......................  200,000(/1/)               400,000
Equitable Resources Inc. ..............  180,500(/1/)               361,000
Petrobras ADS..........................   30,000                    150,000
Amerada Hess Corp. ....................                 20,000       80,000
Calpine Capital Trust 5.75% Conv. Pfd.
 HIGH TIDES............................                  7,500       80,000
Halliburton Co. .......................                150,000        --
Murphy Oil Corp. ......................                 10,000      100,000
Newpark Resources, Inc. ...............                120,000      250,000

--------
(/1/)By stock split.


                              ------------------


  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their in-formation. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                       Dividends  Distributions
                                                Net     from Net    from Net
                                               Asset   Investment   Realized
                     Value of      Shares    Value per   Income       Gains
 December 31        Net Assets  Outstanding*  Share*   per Share*  per Share*
------------       ------------ ------------ --------- ---------- -------------
1991.............. $314,024,187  16,778,358   $18.71      $.61        $ .82
1992..............  320,241,282  17,369,255    18.44       .51          .82
1993..............  355,836,592  18,010,007    19.76       .55          .87
1994..............  332,279,398  18,570,450    17.89       .61          .79
1995..............  401,404,971  19,109,075    21.01       .58          .81
1996..............  484,588,990  19,598,729    24.73       .55          .88
1997..............  566,452,549  20,134,181    27.64       .51         1.04
1998..............  474,821,118  20,762,063    22.87       .52         1.01
1999..............  565,075,001  21,471,270    26.32       .48         1.07
2000..............  688,172,867  21,053,644    32.69       .39         1.35
June 30, 2001.....  612,832,050  20,640,909    29.69       .31+         .08

--------
*Prior years have been adjusted to reflect the 3-for-2 stock split effected in
  October, 2000.
+Paid or declared.

                            ----------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

                       Petroleum & Resources Corporation
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (866) 723-8330
                      E-mail: Shareowner-svcs@bankofny.com

                      SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the es-timated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an elec-tion card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Pe-troleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment  $7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee            $2.50 per investment
 Brokerage Commission        $0.05 per share
Reinvestment of Dividends**
 Service Fee          10% of amount invested
            (maximum of $2.50 per investment)
 Brokerage Commission        $0.05 per share

Sale of Shares
 Service Fee                                      $10.00
 Brokerage Commission                    $0.05 per share
Deposit of Certificates for safekeeping         Included
Book to Book Transfers                          Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)           $500.00
Minimum optional investment (existing holders)      $50.00
Electronic Funds Transfer (monthly minimum)         $50.00
Maximum per transaction                         $25,000.00
Maximum per year                                      NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------
The Corporation       The Transfer
Petroleum & Re-       Agent
 sources Corp.        The Bank of
Lawrence L. Hooper,    New York
 Jr.,                 Shareholder
Vice President,        Relations
 Secretary and Gen-    Dept.-8W
 eral Counsel         P.O. Box 11258
Seven St. Paul        Church Street
 Street, Suite 1140    Station
Baltimore, MD 21202   New York, NY
(800) 638-2479         10286
Website:              (866) 723-8330
www.peteres.com       Website:
E-mail:               http://stock.bankofny.com
contact@peteres.com   E-mail:
                      Shareowner-
                      svcs@
                      bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.


PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------
Board of Directors
Enrique R. Arzac/2/,/4/                          Douglas G. Ober/1/
Daniel E. Emerson/1/,/4/                         Landon Peters/3/,/4/
Thomas H. Lenagh/2/,/3/                          John J. Roberts/2/,/4/
W.D. MacCallan/1/,/4/                            Susan C. Schwab/1/,/3/
W. Perry Neff/1/,/2/                             Robert J.M. Wilson/1/,/3/

/1/. Member of Executive Committee
/2/. Member of Audit Committee
/3/. Member of Compensation Committee
/4/. Member of Retirement Benefits Committee

Officers

Douglas G. Ober                                  Chairman and Chief Executive Officer
Richard F. Koloski                               President
Joseph M. Truta                                  Executive Vice President
Nancy J.F. Prue                                  Vice President--Research
Lawrence L. Hooper, Jr.                          Vice President, Secretary and General Counsel
Maureen A. Jones                                 Vice President and Treasurer
Christine M. Sloan                               Assistant Treasurer
Geraldine H. Stegner                             Assistant Secretary

                                  ----------
                                  Stock Data
                                  ----------

Price (6/30/01)                                                          $27.25
Net Asset Value (6/30/01)                                                $29.69
Discount:                                                                  8.2%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO
NASDAQ Mutual Fund Quotation Symbol: XPEOX
Newspaper stock listings are generally under the abbreviation: PetRs

                             ---------------------
                             Distributions in 2001
                             ---------------------


From Investment Income                                                 $0.31
  (paid or declared)
From Net Realized Gains                                                 0.08
                                                                       -----
    Total                                                              $0.39
                                                                       =====

                          ---------------------------
                          2001 Dividend Payment Dates
                          ---------------------------
                               March 1, 2001
                               June 1, 2001
                               September 1, 2001
                               December 27, 2001*
                          *Anticipated

PETROLEUM & RESOURCES CORPORATION

                                   [GRAPHIC]

                              Semi-Annual Report
                              ==================
                                 June 30, 2001

investing in resources for the future(R)